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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 19, 2025
INDIE SEMICONDUCTOR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40481	88-1735159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Journey Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 608-0854
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	INDI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01.  Other Events.

indie Semiconductor, Inc. (“indie”), through its wholly-owned subsidiary Ay Dee Kay LLC, holds 34.38% of the outstanding equity interest in Wuxi indie Microelectronics Technology Co., Ltd., a Chinese entity (“Wuxi”). On May 19, 2025, indie entered into a non-binding agreement with United Faith Auto-Engineering Co., Ltd., a publicly-listed company in the People’s Republic of China (“United Faith”), to sell up to all of its equity interest in Wuxi. The consummation of any transaction is subject to negotiation and execution of definitive agreements, completion of due diligence and receipt of applicable regulatory approvals.

On May 19, 2025, United Faith made a filing with the Shenzhen Stock Exchange disclosing that it had entered into non-binding agreements with each and every stockholder of Wuxi to acquire all outstanding shares of Wuxi.

For further details regarding indie’s interests in Wuxi, please see its Annual Report on Form 10-K filed with the U.S. Securities Exchange Commission on March 3, 2025 and its latest registration statement filed on Form S-3.

Safe Harbor Statement

This Current Report on Form 8-K (“Current Report”) contains “forward-looking statements” (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended). Such statements can be identified by words such as “will likely result,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “project,” “outlook,” “should,” “could,” “may” or words of similar meaning and include, but are not limited to, statements regarding the sale of indie’s equity interest in Wuxi, the possible outcomes of such sale, and the sale of all equity interests of Wuxi. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results included in such forward-looking statements. In addition to the factors previously disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on March 3, 2025 and in our other public reports filed with the SEC (including those identified under “Risk Factors” therein), the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the uncertainty of negotiations and our ability to agree to definitive terms regarding the sale of indie’s equity interest in Wuxi on terms acceptable to indie or at all, and the expected timing and likelihood of completion of such sale, including the timing or ability to satisfy applicable closing conditions, including receipt of regulatory approvals. All forward-looking statements in this Current Report are expressly qualified in their entirety by the foregoing cautionary statements. Investors are cautioned not to place undue reliance on the forward-looking statements in this Current Report, which information speaks only as of the date hereof. indie does not undertake, and expressly disclaims, any intention or obligation to update any forward-looking statements made in this Current Report, whether as a result of new information, future events or otherwise, except as required by law.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIE SEMICONDUCTOR, INC.

May 19, 2025	By:	/s/ Donald McClymont
		Name:	Donald McClymont
		Title:	Chief Executive Officer
(Principal Executive Officer)
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